UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2010

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Av. Pardo y Aliaga 699
Oficina 802
San Isidro, Lima, Peru
(Address of principal executive offices, including zip code)

(51) 1-212-1880
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.”  All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, our ability to identify appropriate corporate acquisition and/or joint venture opportunities in the lithium mining sector and to establish the technical and managerial infrastructure, and to raise the required capital, to take advantage of, and successfully participate in such opportunities; future economic conditions; political stability; and lithium prices.  For further information about the risks we face, see “Risk Factors” in Item 8.01 of our Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 14, 2010.

Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01	Entry into a Material Definitive Agreement

As previously reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2010 (the “May 14 8-K”), pursuant to an Assignment Agreement dated as of March 12, 2010 (the “Assignment Agreement”), we purchased all Puna Lithium Corporation’s (“Puna”) interests in and rights under a letter of intent dated November 23, 2009, as amended (the “Letter of Intent”), entered into by and among Puna, Lacus Minerals S.A., an Argentinean corporation (“Lacus”), and the shareholders of Noto Energy S.A. (“Noto” and “Noto Shareholders,” as applicable), and we entered into a certain Master Option Agreement with Lacus (the “Master Option Agreement”), for the acquisition of three options (collectively, the “Options”), to acquire up to an 85% interest in: (a) approximately 70,000 acres situated on prospective brine salars in Argentina, known as Rincón, Centenario and Pocitos (the “Master Lacus Properties”); and (b) salt-mining claims on approximately 9,000 additional acres in certain other areas of mutual interest on some of those same salars (the “Third Parties Properties” and, together with the Master Lacus Properties, the “Lacus Properties”) that may be acquired upon exercise of two options (collectively, the “Third Parties Options”).  Also on March 12, 2010, we entered into a certain Share Purchase Agreement with the Noto Shareholders (the “Share Purchase Agreement”) for the acquisition of 100% of the issued and outstanding shares of Noto, an Argentinean corporation which beneficially owns a 100% interest over 2,995 acres also situated on promising brine salars in Argentina, known as Cauchari (the “Noto Properties” and, together with the Lacus Properties, the “Properties”).  The more detailed description contained in the May 14 8-K under Item 8.01, “Description of Business—Our Projects—Argentina—Puna Lithium Transaction,” is incorporated herein by reference.

As of July 29, 2010, we entered into a preliminary and non-binding Letter of Intent (the “LOI”) with the shareholders of Lacus (the “Lacus Shareholders”) for a proposed transaction that involves the restructuring of the existing Master Option Agreement with Lacus, pursuant to which we would acquire 100% of the issued and outstanding shares of Lacus, instead of acquiring the Options from Lacus under the Master Option Agreement. In addition to the foregoing, salt-mining claims on approximately 156,000 acres on the Centenario, Rincón and Pocitos salars would be added to the portfolio of mining properties currently foreseen under the Master Option Agreement (the “Expanded Transaction”).

While the terms of the LOI generally are non-binding pending definitive agreements, we have agreed on a binding basis that should the LOI expire without the definitive agreements having been executed by August 31, 2010, and as long as (a) certain customary conditions set forth in the LOI have been fulfilled (mainly completion of legal, technical, environmental and financial due diligence by us, in our sole discretion), and (b) the Lacus Shareholders have acted diligently and in good faith in the purpose of having definitive agreements in place for execution, we will be obligated to pay to the Lacus Shareholders a $300,000 break-up fee.

Also, for purposes of implementing the Expanded Transaction, on July 30, 2010, we entered into a certain addendum to the Master Option Agreement (“Master Option Agreement Addendum”), in order to, among other amendments, postpone the closing date of the Master Option Agreement, until there is a determination with respect to whether the Expanded Transaction will proceed. In the event that it does not, we and Lacus will resume our existing agreements under the Master Option Agreement, with certain modifications set forth in the Master Option Agreement Addendum.

Also on July 30, 2010, we closed on the Share Purchase Agreement with the  Noto Shareholders and acquired 100% of the issued and outstanding shares of Noto for an aggregate of $300,000 in cash, and thus acquired a 100% interest in the Noto Properties at Cauchari.

Also on July 30, 2010, we agreed to contribute $1,688,000 on or before August 31, 2010, as work commitments under the Master Option Agreement for purposes of funding the exploration works that are currently being performed on the Lacus Properties (and therefore only $1,312,000 out of the original $3,700,000 to be paid as work commitments under the Master Option Agreement, as described in the May 14 8-K, would remain outstanding). We will require additional capital to meet these commitments.  There can be no assurance, however, that such financing will be available to us or, if it is available, that it will be available on terms acceptable to us and that it will be sufficient to fund our expected needs.  If we are unable to obtain sufficient financing, we may be in default under our agreements with Lacus and the Lacus Shareholders.

Other material terms of the Expanded Transaction will be disclosed if and when definitive agreements are executed.

Item 2.01	Completion of Acquisition or Disposition of Assets

The description of the acquisition of Noto in Item 1.01 above is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: August 4, 2010	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer